Exhibit 10.49

AMENDMENT TO THE AIRCRAFT TIME SHARING AGREEMENT

This AMENDMENT TO THE AIRCRAFT TIME SHARING AGREEMENT (the "Amendment") is made as of the 1st day of August, 2018 ("Amendment Effective Date") by and between DISCOVERY
COMMUNICATIONS, LLC, with an address of One Discovery Place, Silver Spring, Maryland 20910 ("DCL"), and DAVID ZASLA V, with an address of One Discovery Place, Silver Spring, Maryland ("Executive").

WHEREAS, the Discovery and Executive are party to that certain Aircraft Time Sharing Agreement dated January 2, 2014 (the "Agreement") pursuant to which the Discovery subleases the Aircraft to Executive; and

WHEREAS, Discovery is replacing the existing Aircraft with a different model.

NOW, THEREFORE, in consideration of the mutual covenants contained herein, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.    All capitalized words shall have the meanings given to them in the Agreement unless otherwise defined herein.

2.    Effective as of September 25, 2018, the first paragraph of the Recitals shall be deleted and replaced with the following:

WHEREAS, Discovery is the lessee of that certain Dassault Falcon 7X aircraft, bearing manufacturer's serial number 093, currently registered with the Federal Aviation Administration ("FAA") as N685DC (the "Aircraft") in the name of Bank of Utah Trustee, not in its individual capacity but solely as Owner Trustee;

3.    Section 12 shall be amended by deleting the reference to "White Plains, New York" and replacing it with "Teterboro, New Jersey".

4.    Section 19 shall be amended by deleting the reference to "A DASSAULT FALCON 900EX, MANUFACTURER'S SERIAL NO. 232" and replacing it with "A DASSAULT FALCON 7X, MANUFACTURER'S SERIAL NO. 093".

5.    The definition of the Master Lease in Section 20 shall be amended by replacing "March 14, 2013" with "March 21, 2018", and "Wells Fargo Northwest, National Association" with "Bank of Utah".

6.    Other than as amended herein, the Agreement is in all other aspects ratified and confirmed and all terms of the Agreement govern this Amendment.

By their execution below, the parties hereto have agreed to all the terms and conditions of this Amendment as of the date first set forth above. Signatures may be exchanged in Counterparts; signatures transmitted by facsimile or electronically by PDF shall be binding original signatures.

DISCOVERY COMMUNICATIONS, LLC
By: /s/Carrie Storer
Name: Carrier Storer
Title: Assistant Secretary

EXECUTIVE
By: /s/David Zaslav
Name: David Zaslav